UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 12, 2009
Date of Report (Date of earliest event reported)
Smith & Wesson Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     As described in Item 2.03, effective March 12, 2009, we and our direct and indirect domestic subsidiaries entered into an amendment to our credit agreement. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 12, 2009, we and our direct and indirect domestic subsidiaries entered into Amendment No. 2 to Credit Agreement with TD Bank, N.A. (the “Amendment”). Capitalized terms used herein have the meanings set forth in the Credit Agreement (as defined in the Amendment).
     The Amendment amended our credit agreement to (i) increase at each level the Applicable Margin for Revolving Loans (in the case of both Base Rate Loans and LIBOR Loans) by 50 basis points, (ii) increase our maximum Consolidated Leverage Ratio to 3.50:1 for the fiscal quarters ending April 30, 2009, July 31, 2009, October 31, 2009, January 31, 2010, and April 30, 2010, which will step down to 3.25:1 for each fiscal quarter thereafter, and (iii) amend and restate Schedule 6.12 to add bank accounts with TD Bank that were recently opened by one of our subsidiaries.
     The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.57(b), and is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

10.57(b)	Amendment No. 2 to Credit Agreement and Assignment and Acceptance of Collateral Documents, dated as of March 12, 2009, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., and Thompson/Center Arms Company, Inc., as Borrowers, the other Credit Parties named therein, the Lenders named therein, and TD Bank, N.A., as Administrative Agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 17, 2009	By:	/s/ Michael F. Golden

Michael F. Golden
President and Chief Executive Officer

EXHIBIT INDEX

10.57(b)	Amendment No. 2 to Credit Agreement and Assignment and Acceptance of Collateral Documents, dated as of March 12, 2009, among Smith & Wesson Holding Corporation, Smith & Wesson Corp., and Thompson/Center Arms Company, Inc., as Borrowers, the other Credit Parties named therein, the Lenders named therein, and TD Bank, N.A., as Administrative Agent